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                          VARIABLE ANNUITY SUPPLEMENT

                                 JULY 31, 2001

                        INTRODUCTION OF 4 NEW PORTFOLIOS

                                                          LOGO
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SUPPLEMENT TO THE PROSPECTUS
DATED APRIL 30, 2001

NML VARIABLE ANNUITY ACCOUNT A
NML VARIABLE ANNUITY ACCOUNT B
NML VARIABLE ANNUITY ACCOUNT C
     We have added four new investment options to your variable annuity contract and changed the names of two others. This supplement changes the prospectus to include the new investment options and to reflect the name changes.
     Your variable annuity contract now offers 20 investment options in addition to investment on a fixed basis. The four new investment options represent four new divisions of the variable annuity separate account which serves as the investment vehicle for your contract. These new divisions correspond to four new Portfolios of Northwestern Mutual Series Fund, Inc. The four new Portfolios are the following:

     -  T. Rowe Price Small Cap Value Portfolio
     -  International Growth Portfolio
     -  Capital Guardian Domestic Equity Portfolio
     -  Asset Allocation Portfolio

     We have changed the names of two of the Portfolios of Northwestern Mutual Series Fund, Inc., and the names of the two corresponding divisions of the variable annuity separate account, to include the names of the investment subadvisers that manage these Portfolios. These name changes are as follows:

     - The International Equity Portfolio is now the Franklin Templeton International Equity Portfolio.
     - The Growth and Income Stock Portfolio is now the J.P. Morgan Select Growth and Income Stock Portfolio.

     Attached to this supplement is another supplement to the prospectus for Northwestern Mutual Series Fund, Inc. The attached supplement includes additional information about the four new Portfolios.
     As of July 31, 2001 the four new Portfolios have not been approved for all of the states. For information about your state please ask your Northwestern Mutual Financial Representative or visit our Website at northwesternmutual.com.
     This supplement must be preceded by the prospectus for your variable annuity contract dated April 30, 2001. Please review that prospectus for other important information about your contract. You may obtain a new prospectus dated July 31, 2001 from your Northwestern Mutual Financial Representative, or we will send you a new prospectus if you call us at (888) 455-2232 or write to us at 720 East Wisconsin Avenue, Milwaukee, WI 53202. The new prospectus is also available on our Website at northwesternmutual.com.
            THE DATE OF THIS PROSPECTUS SUPPLEMENT IS JULY 31, 2001.
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EXPENSES FOR THE PORTFOLIOS OF NORTHWESTERN MUTUAL
SERIES FUND, INC.

     The following table shows the annual expenses for each of the Portfolios of Northwestern Mutual Series Fund, Inc., as a percentage of the average net assets, based on 2000 operations. Expenses for the four new Portfolios which were not in operation during 2000 are estimated.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                                        INVESTMENT
                                         ADVISORY      OTHER       TOTAL
PORTFOLIO                                  FEE        EXPENSES    EXPENSES
---------                               ----------    --------    --------
Small Cap Growth Stock..............    .62%......      .05%         .67%
T. Rowe Price Small Cap Value*......          .85%      .23%        1.08%
Aggressive Growth Stock.............          .51%      .01%         .52%
International Growth*...............          .75%      .47%        1.22%
Franklin Templeton International
  Equity............................          .66%      .07%         .73%
Index 400 Stock.....................          .25%      .07%         .32%
Growth Stock........................          .42%      .01%         .43%
J.P. Morgan Select Growth and Income
  Stock.............................          .57%      .00%         .57%
Capital Guardian Domestic Equity*...          .65%      .13%         .78%
Index 500 Stock.....................          .20%      .00%         .20%
Asset Allocation*...................          .60%      .16%         .76%
Balanced............................          .30%      .00%         .30%
High Yield Bond.....................          .50%      .03%         .53%
Select Bond.........................          .30%      .00%         .30%
Money Market........................          .30%      .00%         .30%

     * T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Funds' advisor, Northwestern Mutual Investment Services, LLC ("NMIS") has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis. Taking the fee waivers into account, the estimated annual total operating expenses were 1.00% of the average net assets of the T. Rowe Price Small Cap Value Portfolio.

     International Growth Portfolio NMIS has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an

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annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis. Taking the fee waivers into account, the estimated annual total operating expenses were 1.10% of the average net assets of the International Growth Portfolio.

     Capital Guardian Domestic Equity Portfolio NMIS has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the estimated annual total operating expenses were 0.75% of the average net assets of the Capital Guardian Domestic Equity Portfolio.

     Asset Allocation Portfolio NMIS has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis. Taking the fee waivers into account, the estimated annual total operating expenses were 0.75% of the average net assets of the Asset Allocation Portfolio.

ADVISORY SERVICES FOR NORTHWESTERN MUTUAL SERIES FUND, INC.

     The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .85% for the T. Rowe Price Small Cap Value Portfolio. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .47% for the International Growth Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained four sub-advisers to provide investment advice to four of the Portfolios. J.P. Morgan Investment Management, Inc. advises the J.P. Morgan Select Growth and Income Portfolio. Templeton Investment Counsel, LLC advises the Franklin Templeton International Equity Portfolio. T. Rowe Price Associates, Inc. advises the T. Rowe Price Small Cap Value Portfolio. Capital Guardian Trust Company advises the Capital Guardian Domestic Equity Portfolio.

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INVESTMENT OBJECTIVES FOR THE NEW PORTFOLIOS

     The investment objectives and types of investments for each of the four new Portfolios of Northwestern Mutual Series Fund, Inc. are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached supplement to the prospectus for Northwestern Mutual Series Fund, Inc.

     T. ROWE PRICE SMALL CAP VALUE PORTFOLIO.  The investment objective of the
T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. The Portfolio seeks to achieve this objective by investing primarily in small companies whose common stocks are believed to be undervalued.

     INTERNATIONAL GROWTH PORTFOLIO. The investment objective of the International Growth Portfolio is long-term capital appreciation. Normally, the Portfolio invests at least 80% of its assets in non-U.S. securities. In addition to common stocks, the Portfolio may invest in preferred stocks, convertible bonds, warrants and money market instruments.

     CAPITAL GUARDIAN DOMESTIC EQUITY PORTFOLIO. The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. The Portfolio seeks to achieve this objective by investing primarily in the stocks of larger American companies.

     ASSET ALLOCATION PORTFOLIO. The investment objective of the Asset Allocation Portfolio is to realize as high a level of total return, including current income and capital appreciation, as is consistent with reasonable investment risk. The Portfolio will follow a flexible policy for allocating assets among common stocks, bonds and cash. Stocks may include foreign stocks and bonds may include non-investment grade obligations.

TAX UPDATE

     The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. Although the Act generally becomes effective in 2002, many provisions are phased in over a ten-year period. Also all of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that most of the changes relating to tax qualified plans will be made permanent.

     The changes enacted by the new law are generally for years after 2001 and generally increase the contribution limits for many tax qualified plans. The new contribution limits and some of the other changes are included in the prospectus dated July 31, 2001. Please request a copy of this revised prospectus for your contract, or find the prospectus on our Website at northwesternmutual.com, if you need this information at this time.

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